____

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2013

MERU NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34659	26-0049840
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

894 Ross Drive
Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 215-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

Meru Networks, Inc. (the “Company”) is filing this Current Report on Form 8-K to combine into one document the Loan and Security Agreement by and between the Company and Silicon Valley Bank dated January 29, 2007, with the First through Eighteenth Loan Modification Agreements entered into by the parties between November 30, 2007 and July 31, 2012(collectively, the “Agreement”).

The Agreement is furnished as Exhibit 10.01 to this Current Report on Form 8-K for the sake of completeness and the foregoing is qualified in its entirety by the full text of the Agreement, which is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.01	Loan and Security Agreement by and between Meru Networks, Inc. and Silicon Valley Bank, dated January 29, 2007, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERU NETWORKS, INC.

Date: February 26, 2013	By:	/s/ Brett T. White

Name: Brett T. White
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.01	Loan and Security Agreement by and between Meru Networks, Inc. and Silicon Valley Bank, dated January 29, 2007, as amended.